Exhibit 10.73



                               PURCHASE AGREEMENT

                                BETWEEN AND AMONG

                       PINNACLE SEVEN COMMUNICATIONS, INC.
                       PINNACLE EIGHT COMMUNICATIONS, INC.
                      PINNACLE NINE COMMUNICATIONS, L.L.C.
                                       AND
                                  WINPINN CORP.


                              DATED:  JUNE 20, 1996

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----


ARTICLE I
     PURCHASE AND SALE  . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     SECTION 1.01.  First P9C Interests . . . . . . . . . . . . . . . . . .   2
     SECTION 1.02.  Second P9C Interests  . . . . . . . . . . . . . . . . .   2
     SECTION 1.03.  Consideration . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE II
     CLOSINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     SECTION 2.01.  First Closing . . . . . . . . . . . . . . . . . . . . .   3
     SECTION 2.02.  Second Closing  . . . . . . . . . . . . . . . . . . . .   3
     SECTION 2.03.  P7C Deliveries  . . . . . . . . . . . . . . . . . . . .   3
     SECTION 2.04.  Purchaser's Deliveries  . . . . . . . . . . . . . . . .   4

ARTICLE III
     REPRESENTATIONS AND WARRANTIES OF THE PINNACLE PARTIES . . . . . . . .   4
     SECTION 3.01.  Organization  . . . . . . . . . . . . . . . . . . . . .   4
     SECTION 3.02.  Authority . . . . . . . . . . . . . . . . . . . . . . .   5
     SECTION 3.03.  The P9C Interests . . . . . . . . . . . . . . . . . . .   6
                    (a)  Ownership  . . . . . . . . . . . . . . . . . . . .   6
                    (b)  Capitalization . . . . . . . . . . . . . . . . . .   6
     SECTION 3.04.  Compliance with Instruments and Laws  . . . . . . . . .   6
     SECTION 3.05.  The Licenses  . . . . . . . . . . . . . . . . . . . . .   7
     SECTION 3.06.  Assets and Liabilities  . . . . . . . . . . . . . . . .   7
     SECTION 3.07.  Contracts . . . . . . . . . . . . . . . . . . . . . . .   8
     SECTION 3.08.  Litigation  . . . . . . . . . . . . . . . . . . . . . .   9
     SECTION 3.09.  Tax Liabilities . . . . . . . . . . . . . . . . . . . .   9
     SECTION 3.10.  Consents and Approvals  . . . . . . . . . . . . . . . .   9
     SECTION 3.11.  Title to Properties . . . . . . . . . . . . . . . . . .  10
     SECTION 3.12.  No Guarantees . . . . . . . . . . . . . . . . . . . . .  10
     SECTION 3.13.  Brokers . . . . . . . . . . . . . . . . . . . . . . . .  10
     SECTION 3.14.  Disclosure  . . . . . . . . . . . . . . . . . . . . . .  10
     SECTION 3.15.  Survival of Representations and Warranties  . . . . . .  11

ARTICLE IV
     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER  . . . . . . . . . . .  11
     SECTION 4.01.  Organization  . . . . . . . . . . . . . . . . . . . . .  11
     SECTION 4.02.  Authority . . . . . . . . . . . . . . . . . . . . . . .  12
     SECTION 4.03.  Consents and Approvals  . . . . . . . . . . . . . . . .  12
     SECTION 4.04.  Compliance with Instruments and Laws  . . . . . . . . .  13
     SECTION 4.05.  Litigation  . . . . . . . . . . . . . . . . . . . . . .  13
     SECTION 4.06.  Investment  . . . . . . . . . . . . . . . . . . . . . .  13
     SECTION 4.07.  Sufficient Cash . . . . . . . . . . . . . . . . . . . .  14
     SECTION 4.08.  Brokers . . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE V
     ADDITIONAL AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .  14
     SECTION 5.01.  Transfer of Existing Licenses.  . . . . . . . . . . . .  14
     SECTION 5.02.  No Transfer of P9C Interests  . . . . . . . . . . . . .  15
     SECTION 5.03.  Financial Statements  . . . . . . . . . . . . . . . . .  15
     SECTION 5.04.  Operation of Business . . . . . . . . . . . . . . . . .  15
     SECTION 5.05.  No Transfer of Control  . . . . . . . . . . . . . . . .  17
     SECTION 5.06.  Prosecution of FCC Consent; Disclosure  . . . . . . . .  17
     SECTION 5.07.  No Adverse Applications . . . . . . . . . . . . . . . .  18
     SECTION 5.08.  Reports . . . . . . . . . . . . . . . . . . . . . . . .  18
     SECTION 5.09.  Access to Information . . . . . . . . . . . . . . . . .  19
     SECTION 5.10.  No Securities Transactions  . . . . . . . . . . . . . .  19
     SECTION 5.11.  Disclosure of Certain Matters . . . . . . . . . . . . .  19
     SECTION 5.12.  Confidentiality . . . . . . . . . . . . . . . . . . . .  20
     SECTION 5.13.  Regulatory and Other Authorizations . . . . . . . . . .  21
     SECTION 5.14.  Cooperation; Further Action . . . . . . . . . . . . . .  21
     SECTION 5.15.  Resignations  . . . . . . . . . . . . . . . . . . . . .  22
     SECTION 5.16.  Operating Agreement.  . . . . . . . . . . . . . . . . .  22
     SECTION 5.17.  Survival  . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE VI
     CONDITIONS PRECEDENT TO CLOSING    . . . . . . . . . . . . . . . . . .  22
     SECTION 6.01.  Conditions to Each Party's Obligations  . . . . . . . .  22
     SECTION 6.02.  Conditions to the Obligation of the
                    Purchaser . . . . . . . . . . . . . . . . . . . . . . .  23
     SECTION 6.03.  Conditions to the Obligation of P7C and P8C . . . . . .  25

ARTICLE VII
     INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
     SECTION 7.01.  Indemnification by the Pinnacle Parties . . . . . . . .  26
     SECTION 7.02.  Indemnification by the Purchaser  . . . . . . . . . . .  27
     SECTION 7.03.  Notice, Etc . . . . . . . . . . . . . . . . . . . . . .  28
     SECTION 7.05.  Indemnity Escrow Agreement  . . . . . . . . . . . . . .  29

ARTICLE VIII
     TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
     SECTION 8.01.  Methods of Termination  . . . . . . . . . . . . . . . .  29
     SECTION 8.02.  Effect of Termination . . . . . . . . . . . . . . . . .  30

ARTICLE IX
     DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     SECTION 9.01.  Certain Defined Terms . . . . . . . . . . . . . . . . .  31

ARTICLE X
     GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     SECTION 10.01.  Expenses . . . . . . . . . . . . . . . . . . . . . . .  33
     SECTION 10.02.  Notices  . . . . . . . . . . . . . . . . . . . . . . .  33
     SECTION 10.03.  Public Announcements . . . . . . . . . . . . . . . . .  34
     SECTION 10.04.  Assignment; Merger . . . . . . . . . . . . . . . . . .  35
     SECTION 10.05.  Amendment  . . . . . . . . . . . . . . . . . . . . . .  35

     SECTION 10.06.  Waiver . . . . . . . . . . . . . . . . . . . . . . . .  35
     SECTION 10.07.  Severability . . . . . . . . . . . . . . . . . . . . .  35
     SECTION 10.08.  Entire Agreement; Conflict . . . . . . . . . . . . . .  36
     SECTION 10.09.  Benefit  . . . . . . . . . . . . . . . . . . . . . . .  36
     SECTION 10.10.  Governing Law; Jurisdiction  . . . . . . . . . . . . .  36
     SECTION 10.11.  Counterparts . . . . . . . . . . . . . . . . . . . . .  37


EXHIBIT I  -   FORM OF P9C OPERATING AGREEMENT
EXHIBIT II -   FORM OF INDEMNITY ESCROW AGREEMENT


SCHEDULE A -   SERVICE AREAS

SCHEDULE B -   LICENSES

                               PURCHASE AGREEMENT
                               ------------------


     AGREEMENT dated June 20, 1996, among PINNACLE SEVEN COMMUNICATIONS, INC., a

Florida corporation whose address is 2901 South Bayshore Drive, Suite 4B,

Coconut Grove, Florida 33133 ("P7C"), PINNACLE EIGHT COMMUNICATIONS, INC., a
                               ---

Florida corporation whose address is 2901 South Bayshore Drive, Suite 4B,

Coconut Grove, Florida 33133 ("P8C"), PINNACLE NINE COMMUNICATIONS, L.L.C., a
                               ---

Delaware limited liability company whose address is 2901 South Bayshore Drive,

Suite 4B, Coconut Grove, Florida 33133 ("P9C"), and WINPINN CORP., a Delaware
                                         ---

corporation whose address is 230 Park Avenue, New York, New York 10169

("Purchaser").
  ---------



     WHEREAS, P7C and P8C are the owners, respectively, of 99.5% and 0.5% of the outstanding membership interests of P9C; and



     WHEREAS, P7C is the holder of licenses granted to it by the Federal

Communications Commission (the "FCC") to operate transmission facilities in the
                                ---

38.6 GHz--40 GHz band (such band, together with the 37 GHz--38.6 GHz band, the

"38 GHz Band") in the areas of the United States listed in Schedule A annexed
 -----------

hereto (the "Existing Licenses"), and to install or acquire (by purchase, lease
             -----------------

or otherwise); and



     WHEREAS, P9C has been formed to be the transferee of the Existing Licenses from P7C and to own and operate telecommunications facilities (all of the foregoing, the "Business of P9C"); and
                ---------------



     WHEREAS, the Purchaser wishes to acquire the outstanding membership interests of P9C from P7C and P8C and P7C and P8C wish to sell such membership interests to the Purchaser on the terms and conditions herein contained;



     IT IS AGREED:

                                    ARTICLE I

                                PURCHASE AND SALE
                                -----------------



     SECTION 1.01.  First P9C Interests.  Subject to the terms and conditions of
                    -------------------

this Agreement, P7C shall sell, transfer, assign and convey to the Purchaser,

and the Purchaser shall purchase from P7C, on the First Closing Date (as herein-

after defined) forty-nine percent (49%) of the issued and outstanding membership interests of P9C, consisting of 49 units of P9C's membership interests (the

"First P9C Interests").
 -------------------



     SECTION 1.02.  Second P9C Interests.  Subject to the terms and conditions
                    --------------------

of this Agreement, P7C and P8C shall sell, transfer, assign and convey to the

Purchaser, and the Purchaser shall purchase from P7C and P8C, on the Second

Closing Date (as hereinafter defined), all, and not less than all, of the remaining fifty-one per cent (51%) of the issued and outstanding membership interests of P9C, consisting of 51 units of P9C's membership interests (the

"Second P9C Interests" and, together with the First P9C Interests, the " P9C
 --------------------                                                   ----

Interests").
- ---------



     SECTION 1.03.  Consideration.
                    -------------



               (a)  As consideration and payment for the First P9C Interests,

the Purchaser shall pay to P7C the sum of $425,575.00.



               (b)  As consideration and payment for the Second P9C Interests,

the Purchaser shall pay to P7C and P8C on the Second Closing Date the aggregate sum of $442,946.00, of which $438,603.40 shall be paid to P7C and $4,342.60 shall be paid to P8C.

                                   ARTICLE II

                                    CLOSINGS
                                    --------


     SECTION 2.01.  First Closing.  Subject to the terms and conditions of this
                    -------------
Agreement, the consummation of the sale and purchase of the First P9C Interests shall take place at a closing (the "First Closing") to be held at 10:00 a.m.,
                                    -------------
New York City time, at a mutually agreeable location in New York City, on such date ("First Closing Date") designated by the Purchaser in a written notice to
       ------------------
P7C and P8C which is no later than 10 days after the Purchaser has received written notice from P7C that the First FCC Consent (as defined in Section 3.10)

has been received by P7C.


     SECTION 2.02.  Second Closing.  Subject to the terms and conditions of this
                    --------------

Agreement, the consummation of the sale and purchase of the Second P9C Interests shall take place at a closing (the "Second Closing") to be held at 10:00 a.m.,
                                    --------------

New York City time, at a mutually agreeable location in New York City, on such date  ("Second Closing Date") as is specified by the Purchaser in a written
        -------------------

notice to P7C and P8C and which is no later than 35 days after the FCC has issued public notice of the issuance of the Second FCC Consent (as defined in

Section 3.10 and, together with the First FCC Consent, the "FCC Consents"), but
                                                            ------------
in no event earlier than November 1, 1996.


     SECTION 2.03.  P7C Deliveries.  At the First Closing, P7C shall deliver to
                    --------------

the Purchaser an instrument, satisfactory in form and substance to the Purchaser and its counsel ("Transfer Instrument"), representing the First P9C Interests,
                  -------------------

in form for transfer, free and clear of any liens, claims, charges, restric-

tions, security interests or other encumbrances (collectively, "Liens").  At
                                                                -----

Purchaser's request, P9C shall reissue the First P9C Interests in the name of the Purchaser and shall promptly deliver the instruments therefor to the

Purchaser.  At the Second Closing, P7C
and P8C shall deliver to the Purchaser Transfer Instruments representing the

Second P9C Interests, free and clear of any Liens.  At each of the First Closing and the Second Closing, P7C and P8C shall deliver the certificates and documents required to be delivered by them pursuant to Article VI hereof.


     SECTION 2.04.  Purchaser's Deliveries.  At the First Closing, the Purchaser
                    ----------------------

shall deliver to P7C the sum of $425,575.00, by wire-transfer or certified or bank check to the order of P7C.  At the Second Closing, the Purchaser shall deliver to P7C and P8C the sums of $438,603.40 and $4,342.60, respectively, by wire-transfer or certified or bank checks to their respective orders.  At each of the First Closing and the Second Closing, the Purchaser shall deliver the certificates and documents required to be delivered by it pursuant to Article

VI.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                             OF THE PINNACLE PARTIES
                             -----------------------


     Each of P7C, P8C and P9C (collectively, the "Pinnacle Parties"), severally
                                                  ----------------
and not jointly, represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying upon such representations and warranties:


     SECTION 3.01.  Organization.  Each of P7C and P8C is a corporation duly
                    ------------

organized, validly existing and in good standing under the law of the State of

Florida.  P9C is a limited liability company, duly organized, validly existing and in good standing under the law of the State of Delaware.  Each of P7C, P8C and P9C is duly qualified to do business and is in good standing in each of the jurisdictions in which the property owned, leased or operated by it or the nature of the business which it conducts requires qualification, or if not so qualified, such failure or failures, in
the aggregate, would not have a material adverse effect on its business or operations.  Each of P7C, P8C and P9C has all requisite power to own, lease and operate its properties and to carry on its business as now being conducted,

except for such state and local licenses and other governmental requirements which the failure to obtain, in the aggregate, would not have a material adverse effect on its business or operations.


     SECTION 3.02.  Authority.  Each of the Pinnacle Parties has all necessary
                    ---------

power and authority to enter into this Agreement and to perform its obligations as contemplated hereby.  All corporate and other action necessary to be taken by a Pinnacle Party to authorize the execution, delivery and performance of this

Agreement and all other agreements and instruments delivered by such Pinnacle

Party in connection with this Agreement has been duly and validly taken.

Subject to the compliance with terms and satisfaction of the conditions hereof,

this Agreement constitutes the valid and binding obligation of the Pinnacle

Parties, enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency or other laws affecting creditors' rights generally or by general principles of equity,

regardless of whether such enforceability is considered in equity or at law and except that enforceability of any indemnification provision may be limited under

Federal and state securities laws.  Subject to receipt of the FCC Consents and compliance with the rules and regulations of the FCC (the "FCC Rules") and
                                                           ---------

except as set forth in the Disclosure Schedule delivered to the Purchaser concurrently with the execution of this Agreement (the "Disclosure Schedule"),
                                                        -------------------

the execution, delivery and performance of this Agreement does not and will not violate or result in any default under any provision of the Certificates of

Incorporation or By-Laws of P7C or P8C or the Certificate of Formation or

Operating Agreement of P9C or any default under any material indenture, license or other material agreement to which any of the Pinnacle

Parties is a party or any law, regulation, order, writ, judgment or decree applicable to it by which the ability of any of the Pinnacle Parties to consum-

mate the transactions to be consummated by them hereunder would be adversely affected as a consequence of such default.


     SECTION 3.03.  The P9C Interests.
                    -----------------


               (a)  Ownership.  P7C and P8C are the registered and beneficial
                    ---------

owners of, and have the sole, entire and unfettered right to vote, the respective P9C Interests owned by each of them, free and clear of any Lien whatsoever and subject to no restrictions with respect to the transferability thereof except as to the Federal and state securities laws and the FCC Rules and as provided in the Certificate of Formation or Operating Agreement of P9C and as

set forth in the Disclosure Schedule.


               (b)  Capitalization.  Except as set forth in the Disclosure
                    --------------

Schedule, the P9C Interests represent all the issued and outstanding membership interests of P9C.  Except as set forth in the Disclosure Schedule, there are no options, warrants or other contractual rights outstanding which require, or give any Person the right to require, the issuance of any membership interests of P9C whether or not such rights are presently exercisable.


     SECTION 3.04.  Compliance with Instruments and Laws.  None of P7C, P8C or
                    ------------------------------------
P9C is in violation of any term of its Certificate of Incorporation, By-laws,

Certificate of Formation or Operating Agreement, as the case may be.  Except as set forth in the Disclosure Schedule, none of P7C, P8C or P9C is in violation of the provisions of any material mortgage, indenture, contract, agreement,

instrument, judgment, decree, order, statute, rule or regulation or writ or decree of any court, governmental agency or instrumentality to which it is subject, a violation of which would
have a material adverse effect on its ability to perform its obligations under this Agreement or on its business.


     SECTION 3.05.  The Licenses.
                    ------------


               (a)  P7C is the sole holder of each of the Existing Licenses,

free and clear of any Lien other than the FCC Rules and except as set forth in the Disclosure Schedule.  Each of the Existing Licenses was granted in the form annexed hereto as Schedule B, has not been amended and is in full force and effect.  There are no pending petitions for reconsideration of the grants of the

Existing Licenses and the orders of the FCC granting the Existing Licenses to

P7C which have appeared on Public Notice not later than forty days prior to the date hereof have become final orders, no longer subject to reconsideration by the FCC on its own motion or to judicial review.  No Pinnacle Party has been notified of any unresolved protest to the grants of the Existing Licenses or objections by the FCC.


               (b)  Except as set forth in the Disclosure Schedule, none of P7C,

P8C or P9C has granted any interest in or rights under the Existing Licenses to other Persons and P7C retains, and P9C will obtain, upon the transfer to it of the Existing Licenses in accordance with Section 5.01 hereof, the exclusive right to operate transmission facilities under the Existing Licenses.  P7C, P8C and P9C have timely filed all Forms 494A and all reports required by 47 C.F.R.

Sec. 21.711 of the FCC Rules which they have been required to file and have taken all other actions necessary to be taken by them on or before the date of this Agreement in order for the Existing Licenses to be in full force and effect on the date hereof.


     SECTION 3.06.  Assets and Liabilities.  The Disclosure Schedule contains
                    ----------------------
(a) a true and complete list of all material assets owned by P9C as of the date of this Agreement and (b) to the
best of its knowledge a true and complete list as of the date of this Agreement of all of the material liabilities or material obligations of any kind, whether absolute, accrued, contingent or otherwise, of P9C.


     SECTION 3.07.  Contracts.  The Disclosure Schedule contains a list as of
                    ---------
the date of this Agreement of all existing material contracts, obligations,

arrangements, understandings or commitments (written or oral) of any nature whatsoever to which P9C is a party ("Contracts").  Except as set forth in the
                                     ---------

Disclosure Schedule, each Contract to which P9C is a party is a valid and binding obligation of P9C, enforceable in accordance with its terms (except as the enforceability thereof may be limited by any applicable bankruptcy,

insolvency or other laws affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law), and is in full force and effect (provided that any Contracts which by their terms expire prior to the Second Closing Date or are terminated prior to the Second Closing Date in accordance with the terms thereof or are terminated as specifically permitted by this Agreement will not be in full force and effect on the Second Closing Date) and neither P9C nor, to the knowledge of the applicable Pinnacle Parties, any other party thereto is in breach of any material provision of, or is in default in any material respect under the terms of (and, to the knowledge of the applicable Pinnacle Parties, no condition exists which, with the passage of time, the giving of notice, or both, would result in a default under the terms of), any of the Contracts the effect of which, individually or in the aggregate, would have a material adverse effect on the business of the Pinnacle Parties.  The Pinnacle Parties have delivered to the Purchaser (i) true and complete copies of each of the written Contracts and

(ii) reasonably complete and accurate written summaries of the oral Contracts,

if any.

     SECTION 3.08.  Litigation.  There are no actions, suits, arbitrations or
                    ----------

other proceedings pending or, to the knowledge of the Pinnacle Parties,

threatened against P7C, P8C or P9C at law or in equity before any court,

federal, state, municipal or other governmental department or agency or other tribunal.  None of the Pinnacle Parties or any of their respective properties is subject to any order, judgment, injunction or decree relating specifically to it or any of its property or assets including the Existing Licenses which,

individually or in the aggregate, would have a material adverse effect on the business of the Pinnacle Parties.


     SECTION 3.09.  Tax Liabilities.  P9C has filed all Federal, state and local
                    ---------------

Tax reports and returns required by any law or regulation to be filed by it and for which the failure to file would have a material adverse effect on it, and has either duly paid all Taxes, duties, and charges indicated as being due on the basis of such returns and reports, or will have made adequate provision for the payment thereof, and the assessment of any material amount of additional

Taxes in excess of those paid and reported are not reasonably expected.  There are no material unresolved questions or claims concerning Tax liability of P9C.

P9C has not been audited by any taxing authority and is not currently involved in any such audit.


     SECTION 3.10.  Consents and Approvals.  Except as set forth in the
                    ----------------------
Disclosure Schedule, the execution and delivery of this Agreement by the

Pinnacle Parties do not, and the performance of this Agreement and the consummation of the transactions contemplated hereby by the Pinnacle Parties will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority or other third party other than (a) the consent required to be given by the FCC with respect to the License Transfer (as defined in Section 5.01) (the "First
                                                                        -----

FCC Consent"), (b) the consent of the FCC with
- -----------
respect to a change in control of the holder of the Existing Licenses in connection with the sale of the Second P9C Interests (the "Second FCC Consent"),
                                                           ------------------

(c) the consents, approvals, authorizations, actions, notifications and filings set forth in the Disclosure Schedule (the "Other Approvals" and, with the FCC
                                           ---------------

Consents, the "Approvals"), and (d) such consents, approvals, authorizations,
               ---------
actions, notifications and filings which, if not obtained or taken, would not prevent any of the Pinnacle Parties from performing any of its material obligations under this Agreement and would not materially and adversely affect the business of P9C.


     SECTION 3.11.  Title to Properties.  Except as set forth in the Disclosure
                    -------------------
Schedule, P9C owns all of its properties and assets, free and clear of any

Liens, other than Liens imposed by law which, in the aggregate, are not material to the business of P9C and except as set forth in the Disclosure Schedule.


     SECTION 3.12.  No Guarantees.  Other than as provided for in this
                    -------------

Agreement, P9C is not a party to or bound by any agreement of guarantee,

indemnification, assumption, or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other

Person, firm or corporation.


     SECTION 3.13.  Brokers.  No broker, finder or investment banker is entitled
                    -------

to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Pinnacle Parties.


     SECTION 3.14.  Disclosure.  No representation or warranty by the Pinnacle
                    ----------
Parties contained in this Agreement and no information contained in the

Disclosure Schedule or other instrument furnished or to be furnished to the Purchaser pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, contained therein not misleading.


     SECTION 3.15.  Survival of Representations and Warranties.  The
                    ------------------------------------------
representations and warranties of the Pinnacle Parties set forth in this

Agreement shall survive until six months from the Second Closing Date except that if this Agreement is terminated without the Second Closing occurring they shall survive until six months from the First Closing Date, and except that the representations and warranties set forth in Sections 3.02, 3.03, 3.05 and 3.11 shall survive without limitation as to time and the representations and warran-

ties in Section 3.09 with respect to any period with respect to which a Tax is required to be paid ("Tax Period") shall survive until the expiration of the
                      ----------
statute of limitations with respect to such Tax Period.  Notwithstanding anything to the contrary contained in this Agreement, it is the explicit intent of each party hereto that the Pinnacle Parties are making no representation or warranty whatsoever, express or implied, except those representations and warranties contained in Article III and in any certificate delivered pursuant to

Article VI.


                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

          The Purchaser represents and warrants as follows to the Pinnacle

Parties and acknowledges that the Pinnacle Parties are relying upon such representations and warranties:


     SECTION 4.01.  Organization.  The Purchaser is a corporation duly
                    ------------
organized, validly existing and in good standing under the law of the State of Delaware. The Purchaser has all the requisite power to own,

lease and operate its properties and to carry on its business as now being conducted and as presently contemplated to be conducted.


     SECTION 4.02.  Authority.  The Purchaser has all necessary power and
                    ---------
authority to enter into this Agreement and to perform its obligations as contemplated hereby.  All corporate action necessary to be taken by the

Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Purchaser in connection with this Agreement has been duly and validly taken.  Subject to the terms and conditions hereof, this Agreement constitutes the valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy,

insolvency or other laws affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law and except that enforceability of any indemnification provision may be limited under Federal and state securities laws.  Subject to receipt of the FCC Consent and compliance with the FCC Rules, the execution, delivery and performance of this Agreement by the Purchaser does not and will not violate or result in any default under any provision of the Certificate of Incorporation or

By-Laws of the Purchaser or any default under any indenture, license or other agreement to which the Purchaser is a party or any law, regulation, order, writ,

judgment or decree applicable to it and by which its ability to consummate the transactions hereunder would be adversely affected.


     SECTION 4.03.  Consents and Approvals.  The execution and delivery of this
                    ----------------------

Agreement by the Purchaser do not, and the performance of this Agreement and the consummation of the transactions contemplated hereby by the Purchaser will not,

require any consent,
approval, authorization or other action by, or filing with or notification to,

any governmental or regulatory authority or other third party other than (a) the

First FCC Consent, (b) the Second FCC Consent, (c) the Other Approvals, and (d)

such consents, approvals, authorizations, actions, notifications and filings which, if not obtained or taken, would not prevent the Purchaser from performing any of its material obligations under this Agreement.


     SECTION 4.04.  Compliance with Instruments and Laws.  The Purchaser is not
                    ------------------------------------

in violation of any term of its Certificate of Incorporation or By-laws or the provisions of any material mortgage, indenture, contract, agreement, instrument,

judgment, decree, order, statute, rule or regulation or writ or decree of any court, governmental agency or instrumentality to which it is subject, a violation of which would have a material adverse effect on its ability to perform its obligations under this Agreement or on its business.


     SECTION 4.05.  Litigation.  There are no actions, suits, arbitrations or
                    ----------

other proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser at law or in equity before any court, federal, state,

municipal or other governmental department or agency or other tribunal.  Neither the Purchaser nor any of its properties is subject to any order, judgment,

injunction or decree relating specifically to it or any of its property or assets which, individually or in the aggregate, would have a material adverse effect on the business of the Purchaser.


     SECTION 4.06.  Investment.  The P9C Interests will be acquired by the
                    ----------
Purchaser for its own account for the purpose of investment, it being understood that the right to dispose of such Interests shall, subject to the terms of the

Operating Agreement, be entirely within the discretion of the Purchaser.  The

Purchaser shall
refrain from transferring or otherwise disposing of any of the P9C Interests, or any interest therein, in such manner as to cause the Pinnacle Parties to be in violation of the registration requirements of the Securities Act of 1933, as amended, or applicable state securities, or blue sky laws.


     SECTION 4.07.  Sufficient Cash.  At the First Closing and the Second
                    ---------------

Closing the Purchaser will have sufficient cash to pay the purchase price for the P9C Interests specified in Section 2.04 and to make all other necessary payments required by this Agreement in connection with the transactions contemplated by this Agreement.


     SECTION 4.08.  Brokers.  No broker, finder or investment banker is entitled
                    -------

to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser.


     SECTION 4.09.  Survival of Representations and Warranties.  The
                    ------------------------------------------
representations and warranties of the Purchaser set forth in this Agreement shall survive until six months from the Second Closing Date except that, if this

Agreement is terminated without the Second Closing occurring, they shall survive until six months from the First Closing Date and except that the representations and warranties set forth in Section 4.02 shall survive without limitation as to time.


                                    ARTICLE V
                              ADDITIONAL AGREEMENTS
                              ---------------------


     SECTION 5.01.  Transfer of Existing Licenses.  Promptly upon execution of
                    -----------------------------

this Agreement, P7C shall take all actions as are necessary to transfer the

Existing Licenses to P9C, free and clear of all Liens (the "License Transfer"),
                                                            ----------------

and to obtain the First FCC

Consent and such consents as are necessary from other governmental agencies having jurisdiction with respect thereto so that such transfer is in compliance with the FCC Rules and other applicable laws, rules and regulations ("Transfer
                                                                      --------
Consents").  Promptly upon receipt by P7C of any Transfer Consents, it shall
- --------

give copies thereof to the Purchaser.


     SECTION 5.02.  No Transfer of P9C Interests.  From the date hereof until
                    ----------------------------
the earlier of the Second Closing Date or the termination of this Agreement in accordance with the provisions of Article VIII, neither P7C nor P8C shall sell,

assign, transfer or otherwise dispose of any P9C Interests, except to the

Purchaser pursuant to this Agreement.


     SECTION 5.03.  Financial Statements.  The Pinnacle Parties understand that
                    --------------------
the Purchaser is a wholly-owned indirect subsidiary of WinStar Communications,

Inc. ("WinStar"), which is a public company which may need to file with the SEC
       -------
and other regulatory bodies audited, unaudited and pro forma financial statements reflecting P9C's operations.  Accordingly, the Pinnacle Parties agree to cooperate fully with the Purchaser and WinStar in this regard and, at the

Purchaser's expense, to provide the Purchaser and WinStar all information they may reasonably request in that connection.


     SECTION 5.04.  Operation of Business.  Between the date of this Agreement
                    ---------------------

and the Second Closing Date or the earlier termination of this Agreement, P9C shall (a) retain complete control over its operations and not transfer control thereof to any other Person, (b) take all reasonable action within its means to preserve the Existing Licenses, (c) lease or otherwise exploit 38 GHz Band spectrum or transmission paths included in its Existing Licenses, (d) otherwise conduct the Business of P9C in the ordinary course of its business as a common carrier and in accordance with reasonable operating standards, and (e) incur no liabilities except those incurred in the ordinary course of business and as specifically permitted by this Agreement.

Notwithstanding the foregoing, except as specifically permitted by this

Agreement and except in connection with the performance of its obligations pursuant to Contracts listed in the Disclosure Schedule, none of the Pinnacle parties will:


                    (i)  issue any membership interests of P9C, options,

warrants or other rights to purchase any capital stock of P8C, any securities or other instruments convertible or exchangeable into membership interests of P9C or any other right, security or instrument which in any way, shape or form grants to the holder thereof an equity interest or the right to acquire an equity interest in P9C;


                    (ii)  sell, assign, transfer, pledge, hypothecate or

otherwise dispose, encumber or impose a Lien on any of the Existing Licenses or the P9C Interests;


                    (iii)  cause P9C to (A) incur any obligations or commitments other than (I) obligations or commitments of not more than $75,000 in the aggregate incurred and paid in any calendar year all of which shall have been incurred in the ordinary course of business, and (II) obligations owed to the

Purchaser or any Affiliate (as defined in Section 9.01) of the Purchaser pursuant to any Contract listed in the Disclosure Schedule, or (B) otherwise enter into or amend any contract, agreement, commitment, understanding or arrangement under which the obligation or commitment (or the additional obligation or commitment in the case of an amendment) is in excess of $15,000 in any single instance and $50,000 in the aggregate; or

                    (iv)  amend the Certificate of Formation or Operating

Agreement of P9C.


     SECTION 5.05.  No Transfer of Control.
                    ----------------------


               (c)  It is expressly understood by the Parties that nothing in this Agreement is intended to give to the Purchaser any right which would be deemed to constitute a transfer of control (as "control" is defined in the

Communications Act of 1934, as amended, and/or the FCC Rules or case law) of one or more of P9C's Existing Licenses from P9C to the Purchaser.


               (d)  Nothing in this Agreement is intended to diminish or

restrict P9C's obligations as an FCC licensee and the Parties desire that this

Agreement be in full compliance with the FCC Rules and/or the rules and regulations of any state or local jurisdiction.  Subject to the provisions of

Section 10.07, if the FCC or any state regulatory body of competent jurisdiction determines that any provision of this Agreement violates any applicable rules,

policies, or regulations, the Parties shall use their best efforts to immediately bring this Agreement into compliance, consistent with the intent of this Agreement.


     SECTION 5.06.  Prosecution of FCC Consent; Disclosure.
                    --------------------------------------


               (a)  Promptly after the last to occur of (i) effectiveness of the

License Transfer or (ii) the completion of construction of the minimum number of transmission paths in each of the areas listed in Schedule A as are required by the FCC for purposes of maintaining in effect the Existing Licenses during the term of this Agreement, the Pinnacle Parties and the Purchaser will make such filings and take such other actions as are necessary to obtain the Second FCC

Consent and any applicable state regulatory consents and shall thereafter diligently prosecute such consents until they are obtained.


               (b)  The Pinnacle Parties shall cooperate in disclosing

information to the Purchaser to enable the Purchaser or its Affiliates to make such regulatory filings and take such other actions as it deems necessary or appropriate to disclose the existence of this Agreement, the transactions contemplated hereby and the relationships of the Parties.  The Purchaser shall give the Pinnacle Parties advance written notice of any such filings it or its

Affiliates propose to make with the FCC, which notice shall be at least two

Business Days in advance of such filing whenever practicable.


     SECTION 5.07.  No Adverse Applications.  None of the Pinnacle Parties shall
                    -----------------------
file any petition, pleading or other document in opposition to the transactions contemplated by this Agreement or assist or support any other Person, in any manner whatsoever, in making any such filing.


     SECTION 5.08.  Reports.  The Pinnacle Parties shall (a) furnish to the
                    -------

Purchaser monthly financial (balance sheet and statements of operations and cash flow) and operating statements and reports describing the status of the Existing

Licenses and applications for the FCC Consents and Other Approvals, weekly reports describing filings on Form 494A and reports filed pursuant to 47 C.F.R.

Sec. 21.711 (with copies thereof and of any amendments thereto) and the status of prior filings on Form 494A and such other information as the Purchaser may reasonably request, and (b) give the Purchaser prompt notice of any other

Persons to whom rights to use the capacity available under an Existing License have been granted.

     SECTION 5.09.  Access to Information.  The Pinnacle Parties will (i) on not
                    ---------------------

less than one Business Day's notice, permit the Purchaser and its

Representatives (as defined in Section 9.01) reasonable access during normal business hours to all of the books, records, financial and operating data,

reports and other related materials, offices and other facilities and properties of P9C; and (ii) permit the Purchaser and its Representatives to make such inspections and copies thereof as they may reasonably request.


     SECTION 5.10.  No Securities Transactions.  The Pinnacle Parties shall not
                    --------------------------

engage in any transactions involving the securities of WinStar prior to the time of the making of a public announcement of the transactions contemplated by this

Agreement.  Each of the Pinnacle Parties shall use its best efforts to require each of its officers, directors, stockholders, employees, agents and Representa-

tives to comply with the foregoing requirement.


     SECTION 5.11.  Disclosure of Certain Matters.  From the date hereof through
                    -----------------------------
the Second Closing Date or the termination of this Agreement, the Pinnacle

Parties, on the one hand, and the Purchaser, on the other hand (each a

"Representing Party") shall give the other prompt written notice of any event or
 ------------------

development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed by the Representing Party under this

Agreement, (b) would cause any of the representations and warranties of the

Representing Party contained herein to be inaccurate, incomplete or otherwise misleading in any material respect, (c) causes the Representing Party to conclude that any of the conditions set forth in Article VI can not be satis-

fied, or (d) is of a nature that is or could reasonably be considered to be materially adverse to the business of the Representing Party (excluding changes,

revisions or proposed revisions in the FCC Rules and other publicly available information). Upon such disclosure of a breach hereunder being made by a Representing Party, the sole remedy of the other Party shall be to terminate this Agreement.


     SECTION 5.12.  Confidentiality.  The Pinnacle Parties, on the one hand, and
                    ---------------

the Purchaser, on the other hand, shall hold and shall cause their respective

Representatives to hold in strict confidence, unless compelled to disclose by the FCC, the SEC or by other judicial or administrative process or by other requirements of law, all documents and information concerning the other Party furnished it by such other Party or its Representatives in connection with the transactions contemplated by this Agreement or by any other agreement between any of the Pinnacle Parties and the Purchaser and/or any of its Affiliates

(except to the extent that such information can be shown to have been (a)

previously known by the Party to which it was furnished, (b) in the public domain through no fault of such Party or (c) later lawfully acquired from any other source, which source is not the agent of the other Party, by the Party to which it was furnished), and each Party shall not release or disclose such information to any other Person, except its Representatives in connection with this Agreement.  Notwithstanding the foregoing, WinStar shall be entitled to issue press releases and make such filings with the SEC to disclose such matters as it is required to disclose to meet its legal obligations.  The recipients of such information shall treat such information as confidential in all respects until the close of the first Business Day following publication thereof.  In addition, subject to the same exceptions as are set forth in the first sentence of this Section 5.12, the Pinnacle Parties and their directors and officers shall hold and shall cause their respective Representatives to hold in strict confidence all documents and information obtained by them concerning P9C including, without limitation, financial information, trade secrets and "know-

how," customers, end-user identification, suppliers and methodologies.  In addition to any other right or remedy available to the Purchas-er, the provisions of this Section 5.12 shall be enforceable by a proceeding for specific performance or other equitable relief.


     SECTION 5.13.  Regulatory and Other Authorizations.  Each Party will use
                    -----------------------------------

all reasonable efforts to obtain the FCC Consents and all other authorizations,

consents, orders and approvals of all Federal, state and other regulatory bodies and officials that may be or become necessary for the performance of its obligations pursuant to this Agreement and will cooperate fully with the other

Party in promptly seeking to obtain all such authorizations, consents, orders and approvals.  Notwithstanding anything to the contrary in this Agreement,

action by a Party in support or in opposition to any rule making proceeding or other action by the FCC which results in the adoption by the FCC of a rule,

regulation or practice which may have an adverse impact upon any other Party hereto (except with respect to obtaining the FCC Consents or otherwise relating to the ability of the Purchaser to consummate the transactions contemplated hereby) shall not be deemed to be a breach of any obligation or condition incumbent upon a Party pursuant to this Agreement.


     SECTION 5.14.  Cooperation; Further Action.  Subject to the terms and
                    ---------------------------
conditions of this Agreement, each Party shall cooperate with the other and shall use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated hereby, including the execution and delivery of any additional instruments necessary to consummate the transactions contemplated hereby.  Each of the Parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof to satisfy conditions contained in this

Agreement.

     SECTION 5.15.  Resignations.  On or prior to the Second Closing Date, each
                    ------------

Person who is a manager or officer of P9C shall resign from all of his positions or offices, such resignation to be effective on the Second Closing Date.


     SECTION 5.16.  Operating Agreement.  Effective upon the First Closing Date,
                    -------------------

the Operating Agreement of P9C shall be in the form annexed hereto as Exhibit I.


     SECTION 5.17.  Survival.  If the Purchaser acquires the First P9C
                    --------
Interests, the provisions of Sections 5.03, 5.08, 5.09 and 5.12 shall survive the termination of this Agreement for any reason until the earlier of (i) ten years from the date of such termination or (ii) such time as the Purchaser or any of its Affiliates is no longer the owner of any P9C Interests.  If this

Agreement is terminated prior to the acquisition by the Purchaser of the First

P9C Interests, no provisions of this Article V shall survive.


                                   ARTICLE VI

                                   CONDITIONS
                              PRECEDENT TO CLOSING
                             -----------------------


     SECTION 6.01.  Conditions to Each Party's Obligations.  The respective
                    --------------------------------------

obligations of each Party to consummate the sale of the P9C Interests shall be subject to the fulfillment at or prior to the First Closing Date and the Second

Closing Date, as the case may be (each the "Relevant Closing Date"), of the
                                            ---------------------
following conditions:


               (a)  No Governmental Order or Regulation.  There shall not be in
                    -----------------------------------

effect any order, decree or injunction (whether preliminary, final or appealable) of a United States Federal or state court of competent jurisdiction,

and no rule or regulation shall have been enacted or adopted by any governmental authority or
agency that prohibits consummation of the sale of the P9C Interests to the

Purchaser.


               (b)  Approvals.  All Approvals required for the consummation of
                    ---------

the sale of the First P9C Interests or the Second P9C Interests, as the case may be, including but not limited to the FCC Consents, shall have been granted.


     SECTION 6.02.  Conditions to the Obligation of the Purchaser.  The
                    ---------------------------------------------

obligation of the Purchaser to consummate the sale of the First P9C Interests or the Second P9C Interests, as the case may be, shall be subject to the satisfac-

tion or waiver, on or before the Relevant Closing Date, of each of the following conditions:


               (a)  Representations and Warranties.  The representations and
                    ------------------------------

warranties of the Pinnacle Parties contained in this Agreement shall be true and correct in all material respects on and as of the Relevant Closing Date, with the same force and effect as if made as of the Relevant Closing Date, with such exceptions as do not in the aggregate have a material adverse effect on the business of the Pinnacle Parties or as are specifically permitted by this

Agreement or result from acts or omissions of the Pinnacle Parties not inconsis-

tent with their obligations under this Agreement;


               (b)  Covenants.  All the covenants contained in this Agreement to
                    ---------
be complied with by the Pinnacle Parties on or before the Relevant Closing Date shall have been complied with in all material respects;


               (c)  Certificate.  The Purchaser shall have received a
                    -----------
certificate executed by the Presidents of P7C, P8C and P9C (i) to the effect set forth in Sections 6.02(b) and (c) and (ii) listing all of the material liabilities of P9C as of the Relevant Closing Date which do not arise under or in connection with any other
agreement between any of the Pinnacle Parties and/or the Purchaser and its

Affiliates.


               (d)  Litigation.  No order, stay, judgment or decree shall have
                    ----------

been issued by any court restraining or prohibiting the consummation of the sale of the P9C Interests and no action or proceeding shall be pending or threatened by any Person other than the Purchaser or an Affiliate of the Purchaser which seeks to enjoin or prohibit (i) such sale or (ii) the right of P9C to conduct its operations and carry on its business in the ordinary course.


               (e)  Resignations.  With respect to the Second Closing, P9C shall
                    ------------
have delivered to the Purchaser resignations executed by each manager, officer and attorney-in-fact, if any, of P9C from all of his or her offices and positions, to be effective at the Second Closing Date.


               (f)  Bankruptcy.  None of P7C, P8C or P9C shall have commenced
                    ----------

any case, proceeding or other action (A) relating to bankruptcy, insolvency,

reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution,

composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, or shall have made a general assignment for the benefit of its creditors, and there shall not have been commenced against P7C, P8C or P9C any case, proceeding or other action of a nature referred to in clause (A) above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property, which case, proceeding or other action (x) results in the entry of an order for relief or (y) remains undismissed, undischarged or unbonded.


     SECTION 6.03.  Conditions to the Obligation of P7C and P8C.  The obligation
                    -------------------------------------------

of P7C and P8C to consummate the sale of the P9C Interests shall be subject to the satisfaction or waiver, on or before the Relevant Closing Date, of each of the following conditions:


               (a)  Representations and Warranties.  The representations and
                    ------------------------------
warranties of the Purchaser contained in Section 4.02 shall be true and correct in all material respects on and as of the Relevant Closing Date, with the same force and effect as if made as of the Relevant Closing Date.


               (b)  Covenants.  All the covenants contained in this Agreement to
                    ---------

be complied with by the Purchaser on or before the Relevant Closing Date shall have been complied with in all material respects.


               (c)  Certificate.  The Pinnacle Parties shall have received a
                    -----------

certificate of the Purchaser to the effect set forth in Sections 6.03(a) and

6.03(b).


               (d)  Tender of Payment.  The Purchaser shall make the payment
                    -----------------

required pursuant to Section 1.03(a) or Section 1.03(b), as the case may be.


               (e)  Litigation.  No order, stay, judgment or decree shall have
                    ----------
been issued by any court restraining or prohibiting the consummation of the sale of the P9C Interests and no action or proceeding shall be pending in any court or threatened by any Person other than a Pinnacle Party or any Affiliate of a

Pinnacle Party which seeks to enjoin or prohibit such sale.

               (f)  Bankruptcy.  The Purchaser shall not have commenced any
                    ----------

case, proceeding or other action (A) relating to bankruptcy, insolvency,

reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution,

composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, or shall have made a general assignment for the benefit of its creditors, and there shall not have been commenced against the Purchaser any case, proceeding or other action of a nature referred to in clause (A) above or seeking issuance of a warrant of attachment,

execution, distraint or similar process against all or any substantial part of its property, which case, proceeding or other action (x) results in the entry of an order for relief or (y) remains undismissed, undischarged or unbonded.


                                   ARTICLE VII
                                 INDEMNIFICATION
                                 ---------------


     SECTION 7.01.  Indemnification by the Pinnacle Parties.
                    ---------------------------------------


               (a)  The Pinnacle Parties, other than P9C, shall indemnify and hold harmless the Purchaser and P9C from and against, and shall reimburse the

Purchaser and P9C for, any Damages which may be sustained, suffered or incurred by the Purchaser or P9C, whether as a result of any Third Party Claim or otherwise, and which arise from or in connection with or are attributable to (i)

the breach of any of the representations and warranties of the Pinnacle Parties contained in this Agreement or (ii) all liabilities of P9C on the Second Closing

Date, including liabilities for Taxes, incurred by P9C as a result of activities not specifically
permitted pursuant to this Agreement or any other agreement between P9C and the

Purchaser or any of the Purchaser's affiliates.


               (b)  Claims under the indemnity provided in Section 7.01(a) may be made until six months after the Relevant Closing Date with respect to representations and warranties made at such Relevant Closing Date except that a

Claim based upon a breach of the representations and warranties contained in

Sections 3.02, 3.03, 3.05 and 3.11 may be made without limitation as to time and a Claim based upon a breach of the representations and warranties in Section

3.09 with respect to any Tax Period may be made until three years after the expiration of such Tax Period.


               (c)  The provisions of this Section 7.01 shall survive the termination of this Agreement for any reason.


     SECTION 7.02.  Indemnification by the Purchaser.
                    --------------------------------


               (a)  The Purchaser shall indemnify and hold harmless the Pinnacle

Parties from and against, and shall reimburse the Pinnacle Parties for, any

Damages which may be sustained, suffered or incurred by the Pinnacle Parties whether as a result of Third Party Claims or otherwise, and which arise or result from or in connection with or are attributable to the breach of any of the representations and warranties of the Purchaser contained in this Agreement.


               (b)  Claims under the indemnity provided in Section 7.02(a) may be made until six months after the Relevant Closing Date with respect to representations and warranties made at such Relevant Closing Date except that a

Claim based upon a breach of the representations and warranties in Section 4.02 may be made without limitation as to time.

               (c)  The provisions of this Section 7.02 shall survive the termination of this Agreement for any reason.


     SECTION 7.03.  Notice, Etc.  A Party required to make an indemnification
                    ------------
payment pursuant to this Agreement ("Indemnifying Party") shall have no
                                     ------------------

liability unless the Party entitled to receive such indemnification payment

("Indemnified Party") gives notice to the Indemnifying Party specifying (i) the
  -----------------

covenant, representation or warranty, agreement, undertaking or obligation contained herein which it asserts has been breached, and (ii) in reasonable detail, the nature and dollar amount of any claim the Indemnified Party may have against the Indemnifying Party by reason thereof under this Agreement.  With respect to Third Party Claims, an Indemnified Party (iv) shall give the

Indemnifying Party prompt notice of any Third Party Claim, (v) prior to taking any action with respect to such Third Party Claim, shall consult with the

Indemnifying Party as to the procedure to be followed in defending, settling, or compromising the Third Party Claim, (vi) shall not consent to any settlement or compromise of the Third Party Claim without the written consent of the

Indemnifying Party (which consent shall not be unreasonably withheld or delayed), and (vii) shall permit the Indemnifying Party, if it so elects, to assume the exclusive defense of such Third Party Claim (including the compromise or settlement thereof) at its own cost and expense.  Notwithstanding the foregoing, the Party which defends any Third Party Claim shall, to the extent required by insurance policies, share or give control thereof to any insurer with respect to such Claim.  If the Indemnifying Party shall elect to assume the exclusive defense of any Third Party Claim pursuant to this Agreement, it shall notify the Indemnified Party in writing of such election, and the Indemnifying

Party shall not be liable hereunder for any fees or expenses of the Indemnified

Party's counsel relating to such Third Party Claim after the date of delivery to the Indemnified Party of such notice of election.  The Indemnifying

Party will not compromise or settle any such Third Party Claim without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed) if the relief provided is other than monetary damages and such relief would materially adversely affect the Indemnified Party.


     SECTION 7.05.  Indemnity Escrow Agreement.  Concurrently with the execution
                    --------------------------

of this Agreement, P7C and P8C, the Purchaser and Graubard Mollen & Miller, as

escrow agent, shall enter into an Indemnity Escrow Agreement in the form annexed hereto as Exhibit II, pursuant to which P7C and P8C will pledge the P9C

Interests to the Purchaser as security for the obligations of the Pinnacle

Parties pursuant to this Article VII.


                                  ARTICLE VIII
                                   TERMINATION
                                   -----------


     SECTION 8.01.  Methods of Termination.  This Agreement may be terminated at
                    ----------------------

any time:


               (a)  by mutual written consent of the Purchaser and P7C;


               (b)  by written notice of either the Purchaser or P7C, if the

First FCC Consent has not been granted by one year from date of Agreement or if the Second FCC Consent has not been granted by two years from the date of

Agreement; provided, however, that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any Party that has breached any of its covenants, representations or warranties in this Agreement in any material respect;


               (c)  by P7C, (i) if the Purchaser or any of its Affiliates shall have failed to perform in any material respect any of its covenants or agreements contained in this Agreement or in any other agreement between any of the Pinnacle Parties and the Purchaser and/or any of

its Affiliates or (ii) if the representations and warranties of the Purchaser contained in Section 4.02 shall not be true and correct in all material respects at the time made, or (iii) if such representations and warranties shall not be true and correct on and as of the Relevant Closing Date in all material respects as though such representations and warranties were made again at and as of the

Relevant Closing Date, and in any such event, if such breach is subject to cure,

the Purchaser has not cured such breach within 10 business days of P7C's notice of an intent to terminate; or


               (d)  by the Purchaser, (i) if any of the Pinnacle Parties shall have failed to perform any of its covenants in this Agreement or in any other agreement between any of the Pinnacle Parties and the Purchaser and/or any of

its Affiliates in any material respect or (ii) if the representations and warranties of the Pinnacle Parties contained in this Agreement shall not be true and correct in all material respects at the time made, or (iii) except as provided in paragraph (a) of Section 6.02, if such representations and warranties shall not be true and correct in all material respects on and as of the Relevant Closing Date as though such representations and warranties were made again at and as of the Relevant Closing Date, except to the extent that such representations are made herein as of a specific date prior to the Relevant

Closing Date, and in any such event, if such breach is subject to cure, the

Pinnacle Parties have not cured such breach within 10 Business Days of the

Purchaser's notice of an intent to terminate.


     SECTION 8.02.  Effect of Termination.  In the event of termination by the
                    ---------------------
Purchaser or by P7C, or both, pursuant to Section 8.01 hereof, written notice thereof shall forthwith be given to the other Party and all further obligations of the Parties
under this Agreement shall terminate, no Party shall have any right under this

Agreement against any other Party except as set forth in this Section 8.02, and each Party shall bear its own costs and expenses.  In such event:


               (a)  If this Agreement is terminated by P7C pursuant to Section

8.01(c) or by the Purchaser pursuant to Section 8.01(d), the terminating Party's right to pursue all legal and equitable remedies for breach of contract or otherwise, including, without limitation, damages relating thereto, shall survive such termination unimpaired;


               (b)  All confidential information received by a Party with respect to the business of another Party shall be treated in accordance with

Section 5.12, which shall survive such termination or abandonment; and


               (c)  Nothing herein shall preclude any Party, upon a breach hereof by another Party, from pursuing all equitable remedies, including specific performance, it being acknowledged and agreed by the Parties that the businesses of P9C and the Purchaser are of a special, unique and extraordinary character and that any breach will cause irreparable injury to the non-breaching

Party for which money damages will not provide a wholly adequate remedy.


                                   ARTICLE IX

                                   DEFINITIONS
                                   -----------


     SECTION 9.01.  Certain Defined Terms.  As used in this Agreement, the
                    ---------------------

following terms shall have the following meanings:


     "Affiliate" means, with respect to a Party, a Person controlled by,
      ---------

controlling or under common control with such Party.

     "Business Day" means a day of the year on which banks are not required or
      ------------

authorized to be closed in the City of New York.


     "Damages" means the dollar amount of any loss, damage, expense or
      -------

liability, including, without limitation, reasonable attorneys' fees and disbursements incurred by an Indemnified Party in any action or proceeding between the Indemnified Party and the Indemnifying Party or between the

Indemnified Party and a third party, which is determined (as provided in Article

VII) to have been sustained, suffered or incurred by a Party and to have arisen from or in connection with an event or state of facts which is subject to indemnification under this Agreement, provided, that in no event shall "Damages"
                                      --------

include incidental or consequential damages; the amount of Damages shall be the amount finally determined by a court of competent jurisdiction or appropriate governmental administrative agency (after the exhaustion of all appeals) or the amount agreed to upon settlement in accordance with the terms of this Agreement,

if a Third Party Claim (as hereinafter defined), or by the Parties, if a Direct

Claim (as hereinafter defined).


     "Direct Claim" means any Claim (as hereinafter defined) other than a Third
      ------------

Party Claim.


     "Party" means the Purchaser, on the one hand, and any or all of the
      -----

Pinnacle Parties, as the context shall require, on the other hand (collectively,

"Parties").
 -------


     "Person" means an individual, partnership, corporation, joint venture,
      ------

unincorporated organization, cooperative or a governmental entity or agency thereof.

     "Representatives" of either Party means such Party's employees,
      ---------------

accountants, auditors, actuaries, counsel, financial advisors, bankers,

investment bankers and consultants.


     "Tax" or "Taxes" means all income, gross receipts, sales, stock transfer,
      ---      -----

excise, bulk transfer, use, employment, franchise, profits, property or other taxes, fees, stamp taxes and duties, assessments, levies or charges of any kind whatsoever (whether payable directly or by withholding), together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority with respect thereto.


     "Third Party Claim" means a claim, demand, suit, proceeding or action
      -----------------

("Claim") by a Person, firm, corporation or government entity other than a Party
  -----

hereto or any affiliate of such Party.


                                    ARTICLE X
                               GENERAL PROVISIONS
                               ------------------


     SECTION 10.01.  Expenses.  Except as otherwise provided herein, all costs
                     --------

and expenses, including, without limitation, fees and disbursements of

Representatives, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, except that filing fees payable to the FCC in connection with obtaining the Second FCC Consent shall be shared equally by the Parties.


     SECTION 10.02.  Notices.  All notices and other communications given or
                     -------
made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or by nationally recognized courier or mailed by registered mail (postage prepaid,

return receipt requested) or by telecopy to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):


               (a)  If to the Pinnacle Parties:

                    Pinnacle Seven Communications, Inc.
                    2901 South Bayshore Drive
                    Suite 4B
                    Coconut Grove, Florida  33133
                    Attention:  Mr. Richard Landy
                    Telecopier No.: 305-445-4800

               with a copy to:

                    Akin, Gump, Strauss, Hauer & Field, L.L.P.
                    1333 New Hampshire Avenue, N.W., Suite 400
                    Washington, DC  20036
                    Attention:  Thomas W. Davidson, P.C.
                    Telecopier No.: 202-887-4288

                                     - and -

                    Mr. Richard Landy
                    745 Fifth Avenue, Suite 1701
                    New York, New York  10151
                    Telecopier No.: 212-688-3043


               (b)  If to the Purchaser:

                    230 Park Avenue
                    Suite 3126
                    New York, New York  10169
                    Attention:  Timothy R. Graham, Esq.
                    Telecopier No.: (212) 867-1565

               with a copy to:

                    Graubard Mollen & Miller
                    600 Third Avenue
                    New York, New York  10016
                    Attention:  David Alan Miller, Esq.
                    Telecopier No.: (212) 818-8881


     SECTION 10.03.  Public Announcements.  Neither the Pinnacle Parties nor the
                     --------------------

Purchaser or WinStar shall make any public announcements in respect of this

Agreement or the transactions
contemplated herein without the consent of the other, which consent shall not unreasonably withheld or delayed, except that the Purchaser and WinStar may make any public announcement they deem necessary to comply with WinStar's legal obligations.


     SECTION 10.04.  Assignment; Merger.  The Purchaser may assign its rights
                     ------------------

under this Agreement, or any portion thereof, to any wholly-owned direct or indirect subsidiary of WinStar, provided that such assignment shall not relieve the Purchaser of its obligations hereunder to the extent not fulfilled by such assignee.  In lieu of the purchase by the Purchaser or any such assignee of the

Second P9C Interests, at the Purchaser's option, the transaction contemplated by the Second Closing may be accomplished by a statutory merger of P9C into the

Purchaser or such assignee, in which event the merger consideration to be received by P7C and P8C shall be the amounts payable to them pursuant to Section

1.03(b).  The Pinnacle Parties shall execute such agreements and instruments and take such other actions as are reasonably requested by the Purchaser to effectuate such merger.


     SECTION 10.05.  Amendment.  This Agreement may not be amended or modified
                     ---------

except by an instrument in writing signed by P7C and the Purchaser, which instrument shall thereupon be binding upon all the Parties.


     SECTION 10.06.  Waiver.  Any Party may (a) extend the time for the
                     ------

performance of any of the obligations or other acts of any other Party, (b)

waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby.

     SECTION 10.07.  Severability.  If any provision of this Agreement is
                     ------------

determined to be invalid, illegal or incapable of being enforced by a court or regulatory agency of competent jurisdiction, the other provisions of this

Agreement shall not be affected and shall remain in full force and effect and the Parties shall negotiate in good faith revisions to this Agreement so as to effect the original intent of the Parties pursuant to the provision so affected.


     SECTION 10.08.  Entire Agreement; Conflict.  This Agreement and the
                     --------------------------

Schedules and Exhibits hereto constitute the entire agreement and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder.


     SECTION 10.09.  Benefit.  This Agreement shall inure to the benefit of and
                     -------

be binding upon the successors and assigns of the Parties.


     SECTION 10.10. Governing Law; Jurisdiction.  This Agreement shall be
                    ---------------------------
governed by, and construed in accordance with, the law of the State of New York,

without regard to principles of conflicts of law.  The Parties agree that any action or proceeding arising out of or in any way relating to this Agreement shall be brought in the courts of the State of New York in the County of New

York or the United States District Court for the Southern District of New York

and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive.  The Parties waive all objections to such exclusive jurisdiction and that such courts constitute an inconvenient forum.  Process or summons in any such action or proceeding may be served by registered mail, return receipt requested, postage prepaid, addressed to a Party at the address set forth in

Section

10.02.  Such mailing shall be deemed personal service and shall be deemed made upon the Party served upon the first attempt at delivery if such attempt is refused.


     SECTION 10.11.  Counterparts.  This Agreement may be executed in one or
                     ------------
more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.


                              PINNACLE SEVEN COMMUNICATIONS, INC.


                              By:_________________________________
                                   Name:
                                   Title:


                              PINNACLE EIGHT COMMUNICATIONS, INC.


                              By:_________________________________
                                   Name:
                                   Title:


                              PINNACLE NINE COMMUNICATIONS, L.L.C.


                              By:_________________________________
                                   Name:
                                   Title:


                              WINPINN CORP.


                              By:_______________________________
                                   Name:
                                   Title:

                                   SCHEDULE A

                                  SERVICE AREAS


          The service areas authorized by the FCC in the radio station authorizations issued to Pinnacle Seven Communications, Inc. for: Station WPJA 784 in Philadelphia, Pennsylvania (File No. 3125-CF-P/L-95); Station WPJA 785 in Dallas, Texas (File No. 3126-CF-P\L-95); and Station WPJA 786 in Baltimore, Maryland (File No. 3128-CF-P/L-95).